UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2024

Advanced Voice Recognition Systems, Inc. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-1342936 (Commission File Number)	98-0511932 (IRS Employer Identification No.)

7659 E. Wood Drive, Scottsdale, AZ 85260
(Address of Principal Executive Offices) (Zip Code)

(480) 704-4183
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVOI	OTC pkn

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On March 1, 2024, Advanced Voice Recognition Systems, Inc., a Nevada corporation (“the Company”), and Rivulet Media, Inc., a Delaware corporation (Rivulet), collectively the Parties, entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which, subject to the terms and conditions therein, the Company  shall purchase, with stock and cash, certain assets of Rivulet. The Acquisition  is anticipated to close on April 10, 2024, but there is no assurance this will occur.

Upon its terms and subject to the conditions set forth in the Purchase Agreement, at the effective time of the Acquisition  the identified assets of Rivulet shall be converted into the right of the Rivulet Shareholders to receive 90,784,800 shares of common stock of the Company, $0.001 par value per share (“Shares”),  and $10,069,000  to be distributed pro rata to the shareholders of Rivulet. Holders of Rivulet fractional shares shall be rounded up if applicable. On March 7, 2024, the Company  ordered the common shares to be issued to Rivulet in accordance with the Asset Purchase Agreement. On March 1, 2024, the Company disbursed $2,600,000 to Rivulet.

Rivulet Media, Inc. and the Company  have agreed to customary representations, warranties, and covenants in the Purchase Agreement, including, among others, covenants relating to (i) the conduct of Rivulet’s business during the period between execution of the Purchase Agreement and the effective time of the closing, (ii) non-solicitation by Rivulet of alternative acquisition proposals, (iii) Rivulet’s obligation to obtain the approval of holders of its shareholders to effect the transactions contemplated by the Purchase Agreement, and (iv) the Company’s obligation to use commercially reasonable efforts to cause the Shares and cash to be issued pursuant to the Purchase Agreement.

Consummation of the Acquisition is subject to certain closing conditions, including, among others, (i) the accuracy of the representations and warranties made and the performance in all material respects of the covenants set forth in the Asset Purchase Agreement, (ii) approval of the Asset Purchase Agreement by the holders of a majority of the then outstanding shareholders of Rivulet, (iii) the obtaining of any required consents, and (iv) the absence of a material adverse effect with respect to Rivulet.

The Asset Purchase Agreement contains certain termination rights for the Parties. All fees and expenses incurred in connection with the Asset Purchase Agreement will be paid by the party incurring such expenses, whether or not the Asset Purchase is consummated.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and which is incorporated herein by reference. The Asset Purchase Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the Company  or to modify or supplement any factual disclosures about the Company  in its public reports filed with the SEC. The Asset Purchase Agreement includes representations, warranties, and covenants of the Company, and Rivulet made solely for the purpose of the Asset Purchase Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Asset Purchase Agreement. Investors should not rely on the representations, warranties, and covenants in the Asset Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings, or may have been used for purposes of allocating risk among the parties to the Asset Purchase Agreement, rather than establishing matters of fact. The Asset Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties or any of their respective affiliates, as well as in the Forms 10-K, Forms 10-Q, and other filings that the Company makes with the SEC.

Item 3.02. Unregistered Sales of Equity Securities

On March 1, 2024 Advanced Voice Recognition Systems, Inc. (the “Company”) entered into a Subscription Agreement with one private investor. Pursuant to the Subscription Agreement, the Company sold 7,500,000 shares of common stock at a purchase price of $0.40 per share for a total of $3,000,000. The funds will be used to pay the Company’s debts and contribute to the Acquisition costs. The Company has distributed to Rivulet $2,600,000 as a portion of  the acquisition cost. The Company paid no underwriting discounts or commissions. A copy of the form of subscription agreement is filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference. These issuances are granted based on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D. These issuances qualified for this exemption from registration because (i) the Investor is an “accredited investors” as that term is defined in Regulation D promulgated under the Securities Act; (ii) the Company did not engage in any general solicitation or advertising to market the securities; (iii) the Investor was provided the opportunity to ask questions and receive answers from the Company regarding the issuance; (iv) the securities will be issued to a person with knowledge and experience in financial and business matters so that the investor is capable of evaluating the merits and risks of an investment in the Company; and (v) the Investor received  restricted securities.”

Section 5 - Corporate Governance and Management Item

5.01 Changes in Control of Registrant.

Pursuant to the Asset Purchase Agreement (the “Agreement”) upon distribution of the Company’s shares the shareholders of Rivulet will control 88.24% of the Company. The stock exchange by the Company will result in a change of control.

Item 9.01 Financial Statements and Exhibits

Number                  Title

Exhibit 10.4           Asset Purchase Agreement

Exhibit 10.5           Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED VOICE RECOGNITION SYSTEMS, INC.

Dated: March 6, 2024

By: /s/ Walter Geldenhuys

Name: Walter Geldenhuys

Title: President, Chief Executive Officer